Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 30th day of October, 2019 (this “Amendment”), is entered into among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), CRAWFORD & COMPANY (CANADA) INC., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD., a proprietary limited organized in Australia (ACN 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors under the hereinafter defined Credit Agreement, the Lenders under the hereinafter defined Credit Agreement party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).
RECITALS
A.    Reference is made to the Amended and Restated Credit Agreement, dated as of October 11, 2017, between the Borrowers, the Lenders party thereto from time to time and the Administrative Agent (as amended by the Limited Consent and First Amendment to Amended and Restated Credit Agreement, dated as of June 15, 2018, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement as amended hereby.
B.    The Borrowers have requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS

1.1Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
1.2The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Consolidated EBITDA” means, for any Reference Period for any Person, the aggregate of (i) Consolidated Net Income for such period for such Person, plus (ii) without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (A) Consolidated Interest Expense, (B) income tax expense, (C) depreciation and amortization, (D) non-cash stock-based compensation expense, (E) all other non-cash charges (but excluding any non-cash charge that will result in a cash charge in a future Reference Period), (F) expenses actually paid in connection with the consummation of this Agreement, (G) charges or expenses related to corporate restructuring, discontinuance or diminishment of business lines and severance, (H) non-recurring fees and expenses (or any amortization thereof) related to Permitted Acquisitions, issuances of Indebtedness (including amendments and waivers in connection with any such issuance of Indebtedness), Equity Issuances or Asset Dispositions, in each case whether or not consummated, (I) losses from Asset Dispositions and (J) solely for each Reference Period ending on September 30, 2019, December 31, 2019 or March 31, 2020, charges or expenses, not to exceed $11,352,000 in the aggregate, consisting of severance, interest, attorney’s fees and expenses (including indemnification obligations in respect of the adverse parties) and arbitration fees and expenses paid or incurred in connection with the arbitration concluded on or about June 21, 2019 relating to claims of former executives of Garden City Group, LLC, minus (iii) without duplication and to the extent included in determining Consolidated Net Income for such period, the sum of (A) gains from Asset Dispositions and (B) gains attributable to the write-up of assets; provided, however, that the amounts included pursuant to clauses (ii)(F), (ii)(G) and (ii)(H) above shall not exceed, in the aggregate, in any Reference Period, five percent (5%) of Consolidated EBITDA for such period.”
1.3Article I of the Credit Agreement is hereby amended by inserting as Section 1.9 the following:

“1.9    Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.”
1.4Section 6.14 is hereby amended and restated in its entirety as follows:

“6.14    Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. Each Borrower will (a) maintain in effect and enforce policies and procedures designed to achieve compliance by such Borrower, each of its Subsidiaries and their respective directors, officers, employees and agents with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation.”
1.5Section 11.23 is hereby amended and restated in its entirety as follows:

“11.23.    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments;
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).”
1.6Section 11.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“11.24    Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a

Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 11.24, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“FDIC” means the Federal Deposit Insurance Corporation.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
1.7Part D of Attachment A to Exhibit C to the Credit Agreement is hereby replaced by Annex I attached to this Amendment.
ARTICLE II
CONDITIONS OF EFFECTIVENESS

2.1This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)The Administrative Agent shall have received an executed counterpart hereof from each of the Credit Parties and the Lenders party hereto (which Lenders shall constitute the Required Lenders).

(b)All reasonable expenses of the Administrative Agent and its Affiliates required under Section 11.1 of the Credit Agreement invoiced on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Amendment, the other Credit Documents and the transactions contemplated hereby.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each Credit Party represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents qualified as to materiality is true and correct and each not so qualified is true and correct in all material respects on and as of the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against its in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); and (iii) no Default or Event of Default shall have occurred and be continuing on the date hereof, both immediately before and immediately after giving effect to this Amendment.
ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION

Each Credit Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect (other than as expressly amended hereby), and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Without limiting the foregoing, each Credit Party consents to the amendment of the Credit Agreement effected by Article I and confirms for the benefit of the Lenders and the Administrative Agent that (i) if applicable, its obligations (A) as a Subsidiary Guarantor under the applicable Guaranty and (B) under the Security Documents to which it is a party are not discharged or (except as set out in clause (ii) below) otherwise affected by those amendments or the other provisions of this Amendment and shall accordingly continue in full force and effect; and (ii) the Guaranty Obligations and Secured Liabilities (howsoever defined in each relevant Security Document) shall after the Effective Date extend to the obligations of each Credit Party (as applicable) under the Credit Agreement as amended hereby and under any other Credit Documents. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V
MISCELLANEOUS

5.1Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

5.2Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents, including the Security Documents and the Guaranty, shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and each Credit Party ratifies and reaffirms the grant of security interests and liens granted and ratifies and reaffirms the guarantee of obligations (including in relation to the Credit Agreement as amended hereby) by such Credit Party in favor of the Administrative Agent for the benefit of the Lenders. As used in the Credit Agreement or any other Credit Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement or such other Credit Document after giving effect to this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any other Credit Documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement, the Credit Agreement or any other Credit Document except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3Expenses. Crawford agrees on demand to (i) pay the reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent and (ii) reimburse the Administrative Agent for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7Counterparts; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.
CRAWFORD & COMPANY
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Vice President & Treasurer
CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED
By:    /s/ Stephen Pearsall
Name:    Stephen Pearsall
Title:    Director
CRAWFORD & COMPANY (CANADA) INC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer
EXECUTED by CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:
By:    /s/ Joseph O. Blanco
Name:    Joseph O. Blanco
Title:    Director
By:    /s/ David Newell
Name:    David Newell
Title:    Director

SIGNATURE PAGE TO
SECOND AMENDMENT

CRAWFORD & COMPANY INTERNATIONAL, INC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer
CRAWFORD & COMPANY EMEA / A-P HOLDINGS LIMITED
By:    /s/ Joseph O. Blanco
Name:    Joseph O. Blanco
Title:    Director
CRAWFORD & COMPANY ADJUSTERS LIMITED
By:    /s/ Stephen Pearsall
Name:    Stephen Pearsall
Title:    Director
CRAWFORD LEASING SERVICES, INC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer
RISK SCIENCES GROUP, INC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer

SIGNATURE PAGE TO
SECOND AMENDMENT

BROADSPIRE SERVICES, INC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    CFO & Treasurer
BROADSPIRE INSURANCE SERVICES, INC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer
BROADSPIRE DISABILITY SERVICES, INC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer
WEGOLOOK, LLC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer
CRAWFORD INNOVATIVE VENTURES, LLC.
By:    /s/ Thomas J. Welch
Name:    Thomas J. Welch
Title:    Treasurer

SIGNATURE PAGE TO
SECOND AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, UK Security Trustee, Australian Security Trustee, an Issuing Bank and a Lender
By:    /s/ Lex Mayers
Name:    Lex Mayers
Title:    Senior Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT

BANK OF AMERICA, N.A., as Syndication Agent, an Issuing Bank and a Lender
By:    /s/ Ryan Maples
Name:    Ryan Maples
Title:    Sr. Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT

CITIZENS BANK, N.A., as Documentation Agent and a Lender
By:    /s/ Tyler Stephens
Name:    Tyler Stephens
Title:    Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender
By:    /s/ Jonathan James
Name:    Jonathan James
Title:    Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT

FIFTH THIRD BANK, operating through its Canadian Branch, as a Lender
By:    /s/ Steven Blazevic
Name:    Steven Blazevic
Title:    Senior Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT

HSBC BANK USA, NA, as a Lender
By:    /s/ Devin Moore
Name:    Devin Moore
Title:    Senior Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT

THE NORTHERN TRUST COMPANY, as a Lender
By:    /s/ Ryan Mulvaney
Name:    Ryan Mulvaney
Title:    Officer

SIGNATURE PAGE TO
SECOND AMENDMENT

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Nathalie Richard
Name:    Nathalie Richard
Title:    Vice - President

SIGNATURE PAGE TO
SECOND AMENDMENT

SUNTRUST BANK, as a Lender
By:    /s/ Katie Lundin
Name:    Katie Lundin
Title:    Director

ANNEX I

D.    Consolidated EBITDA

(1)	Consolidated Net Income for the Reference Period ending on the date of determination (from Line E(3) below)		$____________
(2)	Additions to Consolidated Net Income (without duplication and to the extent deducted in determining Consolidated Net Income for such Reference Period):
	(a) Consolidated Interest Expense	$____________
	(b) Income tax expense	$____________
	(c) Depreciation and amortization	$____________
	(d) Non-cash stock-based compensation expense	$____________
	(e) All other non-cash charges (but excluding any non-cash charge that will result in a cash charge in a future Reference Period)	$____________
	(f) Expenses actually paid in connection with the consummation of the Credit Agreement	$____________
	(g) Charges or expenses related to corporate restructuring, discontinuance or diminishment of business lines and severance	$____________

(h) Non-recurring fees and expenses (or any amortization thereof) related to Permitted Acquisitions, issuances of Indebtedness (including amendments and waivers in connection with any such issuance of Indebtedness), Equity Issuances or Assets Dispositions, in each case whether or not consummated
$____________
	(i) Losses from Asset Dispositions	$____________

(j) Solely for each Reference Period ending on September 30, 2019, December 31, 2019 or March 31, 2020, charges or expenses, not to exceed $11,352,000 in the aggregate, consisting of severance, interest, attorney’s fees and expenses (including indemnification obligations in respect of the adverse parties) and arbitration fees and expenses paid or incurred in connection with the arbitration concluded on or about June 21, 2019 relating to claims of former executives of Garden City Group, LLC
$____________
	(k) Add Lines D(2)(a) through D(2)(j)	$____________
(3)	Net Income plus Additions: Add Lines D(1) and D(2)(k)		$____________
(4)	Reductions from Consolidated Net Income (without duplication and to the extent included in determining Consolidated Net Income for such Referenced Period):
	(a) Gains from Asset Dispositions	$____________
	(b) Gains attributable to the write-up of assets	$____________
	(c) Add Lines D(4)(a) and D(4)(b)		$____________
(5)	Subtract Line D(4)(c) from Line D(3)		$____________
(6)	Certain Transaction Costs
	(a) Add Lines D(2)(f) through D(2)(h)	$____________

SIGNATURE PAGE TO
SECOND AMENDMENT

(b) Maximum certain transaction costs allowed:
The product of (1) 0.05 divided by 0.95 times (2) (i) Line D(1) plus (ii) the sum of Lines D(2)(a) through D(2)(e) plus (iii) Line D(2)(i) minus (iv) Line D(4)(c)
$____________
(7)	Consolidated EBITDA: Line D(5) minus the excess, if any, of Line D(6)(a) over D(6)(b)		$____________